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                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation of our report on page 2 of this Form 10-K/A by reference in the prospectus constituting part of the Registration Statement on Form S-3 (No. 33-84892) of ERP Operating Limited Partnership.


                                                     GRANT THORNTON L.L.P.


Chicago, Illinois
August 26, 1996